Earnings Per Share (Tables)	12 Months Ended
Aug. 31, 2021
Earnings Per Share [Abstract]
Disclosure of earnings per share
Earnings per share calculations are as follows:

	2021	2020
Numerator for basic and diluted earnings per share ($)

Net income	986	688

Deduct: dividends on Preferred Shares	(7)	(9)

Net income attributable to common shareholders	979	679

Denominator (millions of shares)

Weighted average number of Class A Shares and Class B Shares for basic earnings per share	504	515

Effect of dilutive securities (1)	1	–

Weighted average number of Class A Shares and Class B Shares for diluted earnings per share	505	515

Basic and diluted earnings per share ($)	1.94	1.32

(1)
The earnings per share calculation does not take into consideration the potential dilutive effect of certain stock options since their impact is anti-dilutive. For the year ended August 31, 2021, 174,031 options were excluded from the diluted earnings per share calculation (2020 – 6,380,558).